                                                                      EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         This Certificate is being delivered pursuant to the requirements of
Section 1350 of Chapter 63 (Mail Fraud) of Title 18 (Crimes and Criminal Procedures) of the United States Code and shall not be relied on by any person for any other purpose.


         The undersigned, who are the Chief Executive Officer and Chief Financial Officer, respectively, of Lodgian, Inc. (the "Company"), hereby each certify that, to the undersigned's knowledge:


         The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2004 (the "Report"), which accompanies this Certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and all information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Dated this 16th day of August, 2004.

                                 /s/ W. Thomas Parrington
                                 --------------------------------------------
                                 W. Thomas Parrington, Chief Executive Officer


                                 /s/ Manuel Artime
                                 --------------------------------------------
                                 Manuel Artime, Chief Financial Officer